SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K
                      CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                       November 20, 1995



                MIRAGE RESORTS, INCORPORATED
____________________________________________________________
  (Exact name of Registrant as specified in its charter)

Nevada                       1-6697            88-0058016
____________________________________________________________
(State or other juris-     (Commission    (IRS Employer
diction of incorporation)  File Number)   Identification No.)



3400 Las Vegas Boulevard South, Las Vegas, Nevada   89109
____________________________________________________________
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:
(702) 791-7111



_____________________________________________________________
(Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

          On November 20, 1995, the Registrant commenced a commercial paper program which provides for the issuance, from time to time, of up to $350 million principal amount of unsecured short-term notes outstanding at any one time (the "CP
          Notes") co-issued by the Registrant and certain of its principal subsidiaries. The CP Notes will be offered and sold only to institutional accredited investors through the Registrant's
          Placement Agents, Morgan Stanley & Co.
          Incorporated, BA Securities, Inc. and CS First
          Boston Corporation. The Issuing and Paying Agent for the CP Notes is BankAmerica National Trust
          Company. The CP Notes are backed by up to $350 million of credit available under the Registrant's existing $1 billion bank credit facility. On November 20, 1995, the Registrant issued and sold $15 million principal amount of CP Notes, with maturities ranging from seven to 32 days and a weighted average effective interest rate of 6.02% per annum.

          On November 20, 1995, the Registrant and its indirect wholly owned subsidiary completed the acquisition of several parcels of land, aggregating approximately 18.2 acres, at the center of the strip in Biloxi, Mississippi where
          Interstate 110 meets the Gulf Coast beachfront.
          The total purchase price for the site was approximately $27.7 million, including cash and 117,647 shares of the Registrant's Common Stock valued at $31.875 per share.

          Subject to the receipt of required licenses and permits, the Registrant intends to develop a major casino-based destination resort on the site. The planned facility is envisioned to be a luxurious high-end resort featuring a casino, approximately 1,200 hotel rooms and various other amenities. The project is in the early design phase, but the Registrant anticipates that the total project cost may approximate $300 million and that the facility will open in late
          1997. Development of the project will be funded using the Registrant's bank credit facility.
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
Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
     (c)  EXHIBITS.

      4.1  Issuing and Paying Agency Agreement, dated
           November 13, 1995, between the Registrant, THE
           MIRAGE CASINO HOTEL, Treasure Island Corp.,
           Bellagio, GNLV, CORP. and MH, INC., as issuers
           (the "Issuers"), and BankAmerica National Trust
           Company, as issuing and paying agent (without exhibit).

      4.2  Form of Commercial Paper Note of the Issuers.

     99.1  Commercial Paper Dealer Agreement, dated
           November 13, 1995, between the Registrant and
           CS First Boston Corporation (without exhibits).

     99.2  Commercial Paper Dealer Agreement, dated
           November 13, 1995, between the Registrant and BA
           Securities, Inc. (without exhibits).

     99.3  Commercial Paper Dealer Agreement, dated
           November 13, 1995, between the Registrant and
           Morgan Stanley & Co. Incorporated (without exhibits).

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
                        SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          MIRAGE RESORTS, INCORPORATED
                                  (Registrant)


Date:  December 4, 1995   By:  BRUCE A. LEVIN
                          BRUCE A. LEVIN
                          Vice President and General Counsel


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